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                                                                    Exhibit 10.2

                       NASTECH PHARMACEUTICAL COMPANY INC.
        2000 NONQUALIFIED STOCK OPTION PLAN, 2002 STOCK OPTION PLAN, AND
                            2004 STOCK INCENTIVE PLAN

                     AMENDMENTS TO CERTAIN GRANT AGREEMENTS

            WHEREAS, incentive stock option grant agreements dated as of December 10, 2003, January 21, 2005 and December 16, 2005 (the "ISOs"), a nonqualified stock option grant agreement dated as of November 25, 2002 (the "NQSO") and restricted stock grant agreements dated as of January 21, 2005 and December 16, 2005 (the "RSGAs") (collectively, the "Agreements") were entered into by and between Nastech Pharmaceutical Company Inc. (the "Company"), a Delaware corporation, and Gordon C. Brandt, M.D. (the "Grantee"); and

            WHEREAS, the Company wishes to amend the Agreements and the Grantee wishes to do the same;

            NOW, THEREFORE, the undersigned do hereby agree that the following sentence shall be added at the end of Section 2 of the ISOs, at the end of
Section 5.9 of the NQSO, and at the end of Section 1.3 of the RGSAs:

      Notwithstanding any provision of this Agreement to the contrary, if there is any conflict between the provisions of this Agreement and the employment agreement entered into by the Grantee and Nastech Pharmaceutical Company Inc. effective as of August 17, 2006 (the "Employment Agreement"), the provisions of the Employment Agreement shall control.

      IN WITNESS WHEREOF, the parties have executed these Amendments effective as of August 17, 2006.

                    NASTECH PHARMACEUTICAL COMPANY INC.

                    By: /s/ Steven C. Quay, M.D., Ph. D.
                        --------------------------------
                        Name:  Dr. Steven C. Quay
                        Title: President and Chief Executive Officer

                    GRANTEE

                    /s/ Gordon C. Brandt, M.D.
                    --------------------------------
                    Gordon C. Brandt, M.D., Executive Vice President of Clinical Research & Medical Affairs